Exhibit 10.63

LIMITED WAIVER AND AMENDMENT NO. 31 TO

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This Limited Waiver and Amendment No. 31 to Amended and Restated Note Purchase Agreement (this “Amendment”) dated March 10, 2026, is made by and among (i) AEMETIS ADVANCED FUELS KEYES, INC., a Delaware corporation (“AEFK”), AEMETIS FACILITY KEYES, INC., a Delaware corporation (“Keyes Facility”, together with AEFK, the “Borrowers”), AEMETIS, INC., a Delaware corporation (“Parent”), (ii) THIRD EYE CAPITAL CORPORATION, an Ontario corporation, as agent for the Noteholders (“Administrative Agent”) and (iii) NINEPOINT – TEC PRIVATE CREDIT FUND, NINEPOINT – TEC PRIVATE CREDIT FUND II, MBI/TEC PRIVATE DEBT OPEN-END TRUST FUND and TEC CREDIT INCOME MASTER FUND (collectively, the “Noteholders”).

RECITALS

A.

The Borrowers, Administrative Agent and Noteholders (or their assignors or predecessors) entered into the Amended and Restated Note Purchase Agreement dated as of July 6, 2012, as amended from time to time including most recently by an Amendment No. 30 dated as of March 12, 2025 (as the same may be amended, restated, supplemented, revised or replaced from time to time, the “Agreement”).  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

B.

The Parent continues to progress its refinancing efforts under the Commercial Property Assessed Clean Energy (C-PACE) program with CleanFund LLC, a registered C-PACE administrator, including the preparation of marketing materials and communications with potential investors, which financing is expected to close in the first half of 2026.

C.	The Borrowers have requested, and the Noteholders and Administrative Agent have agreed to make the Notes payable on demand and provide certain waivers, on the terms and conditions contained herein.

AGREEMENT

SECTION 1.     Reaffirmation of Indebtedness.  The Borrowers hereby confirm that as of February 28, 2026, the outstanding principal balance of the Notes (including accrued interest) was approximately $166,109,971.

SECTION 2.     Recitals Part of Agreement.  The foregoing recitals are hereby incorporated into and made a part of the Agreement, including all defined terms referenced therein.

SECTION 3.     Maturity Date Amendment.

Section 1.1 of the Agreement is amended by substituting the following definitions in lieu of the versions of such terms and related definitions contained in the Agreement:

a.	“Acquisition Notes Stated Maturity Date” means the date upon which the Administrative Agent makes DEMAND for repayment of the Notes, in its sole and absolute discretion.”
b.	“Existing Notes Stated Maturity Date” means the date upon which the Administrative Agent makes DEMAND for repayment of the Notes, in its sole and absolute discretion.”
c.	“Revenue Participation Notes Stated Maturity Date” means the date upon which the Administrative Agent makes DEMAND for repayment of the Notes, in its sole and absolute discretion.”
d.	“Revolving Notes Stated Maturity Date” means the date upon which the Administrative Agent makes DEMAND for repayment of the Notes, in its sole and absolute discretion.”
e.	“Revolving Notes (Series B) Stated Maturity Date” means the date upon which the Administrative Agent makes DEMAND for repayment of the Notes, in its sole and absolute discretion.

Provided that the Borrowers are hereby required to pay to the Administrative Agent an extension fee equal to $138,000 per month in cash on the first Business Day of each month, commencing September 1, 2026 until the date of DEMAND.

SECTION 4.     Annual Reporting Waiver.

1.

Based on the information provided to the Administrative Agent by the Borrowers, the Borrowers reported that the consolidated balance sheet of the Parent as of the end of Fiscal Year 2025 and the related consolidated statements of income, shareholders or stockholders' equity, and statements of cash flow, will include a “going concern” qualification, in violation of Section 6.1(a) of the Agreement, which non-compliance would, but for this waiver, constitute an Event of Default under the Agreement (the “Annual Reporting Violation”).

2.

Subject to the terms of this Amendment, the Administrative Agent waives the Annual Reporting Violation; provided that the Borrowers shall be and remain obligated to comply with their obligations as stated in Section 6.1(a) of the Agreement, on a going forward basis thereafter.

SECTION 5.     Note Indebtedness to Keyes Plant Values Waiver.

1.

Based on the information provided to the Administrative Agent by the Borrowers, the Borrowers reported that they did not comply with the “Ratios of Note Indebtedness to Keyes Plant Values” requirement pursuant to Section 6.2(b) of the Agreement for the Fiscal Quarter ending December 31, 2025, which non-compliance, but for this waiver, constitutes an Event of Default under the Agreement (the “Note Indebtedness Violation”).

2.

Subject to the terms of this Amendment, the Administrative Agent waives the Note Indebtedness Violation provided that the Borrowers shall be and remain obligated to comply with their obligations as stated in Section 6.2(b) of the Agreement, on a going forward basis thereafter.

SECTION 6.     Conditions to Effectiveness.

This Amendment shall be effective on the date first written above but subject to satisfaction of the following conditions precedent:

(A)       Borrowers shall, and will cause the other Company Parties to, have performed and complied with all of the covenants and conditions required by this Amendment and the Note Purchase Documents to be performed and complied with.

(B)       Administrative Agent shall have received all other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as Administrative Agent may reasonably request.

Each Borrower acknowledges and agrees that the failure to perform, or to cause the performance of, the covenants and agreements in this Amendment will constitute an Event of Default under the Agreement and Administrative Agent and Noteholders shall have the right to demand the immediate repayment in full in cash of all outstanding Indebtedness owing to Administrative Agent and Noteholders under the Agreement, the Notes and the other Note Purchase Documents.  In consideration of the foregoing and the transactions contemplated by this Amendment, each Borrower hereby: (i) ratifies and confirms all of the obligations and liabilities of such Borrower owing pursuant to the Agreement and the other Note Purchase Documents, and (ii) agrees to pay all costs, fees and expenses of Administrative Agent and Noteholders in connection with this Amendment.

SECTION 7.     Agreement in Full Force and Effect as Amended.

Except as specifically amended or waived hereby, the Agreement and other Note Purchase Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Agreement or any other Note Purchase Document or any right, power or remedy of Administrative Agent or Noteholders thereunder, nor constitute a course of dealing or other basis for altering any obligation of the Borrowers, or a waiver of any provision of the Agreement or any other Note Purchase Document, or any other document, instrument or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the execution date of this Amendment or as a result of performance hereunder or thereunder.  This Amendment shall not preclude the future exercise of any right, remedy, power, or privilege available to Administrative Agent or Noteholders whether under the Agreement, the other Note Purchase Documents, at law or otherwise.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation or satisfaction and accord of the Agreement or any other Note Purchase Documents, but rather shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement and Note Purchase Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Note Purchase Documents to “the Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 8.     Representations by Parent and Borrowers.

Each of the Parent and the Borrowers hereby represents and warrants to Administrative Agent and Noteholders as of the execution date of this Amendment as follows: (A) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (B) the execution, delivery and performance by it of this Amendment and all other Note Purchase Documents executed and delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Entity or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Note Purchase Documents executed and delivered in connection herewith by or against it; (D) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) it is not in default under the Agreement or any other Note Purchase Documents and no Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Agreement and the other Note Purchase Documents are true and correct in all material respects as of the execution date of this Amendment as if then made, except for such representations and warranties limited by their terms to a specific date.

SECTION 9. Miscellaneous.

(A)       This Amendment may be executed in any number of counterparts (including by facsimile or email), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa.  The use of the word “including” in this Amendment shall be by way of example rather than by limitation.  The use of the words “and” or “or” shall not be inclusive or exclusive.

(B)       This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified without the written consent of the Borrowers and Administrative Agent.  This Amendment shall be considered part of the Agreement and shall be a Note Purchase Document for all purposes under the Agreement and other Note Purchase Documents.

(C)       This Amendment, the Agreement and the Note Purchase Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto.  There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(D)       This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed and interpreted in accordance with the choice of law provisions set forth in the Agreement and shall be subject to the waiver of jury trial and notice provisions of the Agreement.

(E)       Neither the Parent nor any Borrower may assign, delegate or transfer this Amendment or any of their rights or obligations hereunder.  No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of the Borrowers or any Company Party.  Nothing contained in this Amendment shall be construed as a delegation to Administrative Agent or Noteholders of the Borrowers or any Company Party’s duty of performance, including any duties under any account or contract in which Administrative Agent or Noteholders have a security interest or lien.  This Amendment shall be binding upon the Borrowers, the Parent and their respective successors and assigns.

(F)        All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Administrative Agent or Noteholders shall affect such representations or warranties or the right of Administrative Agent or Noteholders to rely upon them.

(G)       THE BORROWERS AND THE PARENT ACKNOWLEDGE THAT SUCH PERSON’S PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY NOTEHOLDER.  THE BORROWERS AND THE PARENT HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT AND EACH NOTEHOLDER AND THEIR RESPECTIVE PREDECESSORS, ADMINISTRATIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH PERSON MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER NOTE PURCHASE DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

{Signatures appear on following pages.}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.

BORROWERS:

AEMETIS ADVANCED FUELS KEYES, INC.

By:      /s/
Name:  Eric A. McAfee
Title:    Chief Executive Officer

AEMETIS FACILITY KEYES, INC.

By:       /s/
Name:  Eric A. McAfee
Title:    Chief Executive Officer

PARENT:

AEMETIS, INC.

By:       /s/
Name:  Eric A. McAfee
Title:    Chief Executive Officer

ADMINISTRATIVE AGENT:

THIRD EYE CAPITAL CORPORATION

By:      /s/
Name: Arif N. Bhalwani
Title: Managing Director

NOTEHOLDERS:

TEC CREDIT INCOME MASTER FUND, by its General Partner, TEC CREDIT INCOME FUND, by its General Partner, TEC CREDIT INCOME FUND (CANADA)

By:       /s/
Name: Arif N. Bhalwani
Title:   President / CEO

MBI/TEC PRIVATE DEBT OPEN-END TRUST FUND by its investment manager THIRD EYE ASSET MANAGEMENT INC.

By:       /s/
Name: Arif N. Bhalwani
Title: President / CEO

NINEPOINT – TEC PRIVATE CREDIT FUND, by its Manager, NINEPOINT PARTNERS LP, by its general partner, NINEPOINT PARTNERS GP INC.

By:       /s/
Name: John Wilson
Title: Co-CEO, Managing Partner

NINEPOINT – TEC PRIVATE CREDIT FUND II, by its Manager, NINEPOINT PARTNERS LP, by its general partner, NINEPOINT PARTNERS GP INC.

By:           /s/
Name: John Wilson
Title: Co-CEO, Managing Partner